UNITED STATES
			SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     Date of Report:     July 28, 2000
             (Date of Earliest Event Reported:  July 27, 2000)

                        EL PASO ENERGY CORPORATION
          (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)


                          El Paso Energy Building
                           1001 Louisiana Street
                           Houston, Texas 77002
           (Address of principal executive offices)  (Zip Code)

                              (713)  420-2131
           (Registrant's telephone number, including area code)

                                    N/A
       (Former name or former address, if changed since last report)


Item 5.   Other Events.

     On July 27, 2000, El Paso Energy Corporation ("El Paso Energy") issued the press release filed herewith as Exhibit 99.1 announcing that El Paso Energy received approval from the Federal Energy Regulatory Commission to proceed with El Paso Energy's proposed combination with The Coastal Corporation. El Paso Energy is continuing to work with the Federal Trade Commission ("FTC") and anticipates that the FTC approval will be received and the merger closed in the fourth quarter of 2000.

Item 7.   Financial Statements and Exhibits.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.

          99.1 Press release issued by El Paso Energy on July 27, 2000.


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:   /s/ Jeffrey I. Beason
                                  ---------------------------
                                     Jeffrey I. Beason
                               Senior Vice President and Controller
                                 (Chief Accounting Officer)
Dated:  July 28, 2000

                               EXHIBIT INDEX

Exhibit    Description
 No.

99.1     Press Release issued by El Paso Energy on July 27, 2000